UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   July 19, 2007


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     000-50052                  06-1393745
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                 60015
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     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Second Quarter Results of Operations and Financial Condition.

      On July 19, 2007, Cosi, Inc. issued a press release reporting its sales for the second quarter ended July 2, 2007. A copy of the press release is furnished as Exhibit 99.1.



Item 9.01 (d).   Exhibits.

        99.1     Press Release of Cosi, Inc., dated July 19, 2007.

                                    Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Cosi, Inc.

Date:  July 19, 2007

                                         /s/ William Koziel
                                         --------------------------------------
                                         Name: William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                   Paper (P) or
Exhibit No.                    Description                        Electronic (E)
-----------                    -----------                        --------------

   99.1         Press Release of Cosi, Inc., dated July 19,             E
                2007.